UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2023

BATTERY FUTURE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41158	98-1618517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Brickell Ave., #500-97545
Miami, Florida 33131
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +61 (460) 545-788

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	BFAC.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	BFAC	New York Stock Exchange
Warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	BFAC.WS	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed on April 11, 2023, Battery Future Acquisition Corp. (“BFAC” or the “Company”) issued an unsecured convertible promissory note (the “Pala Note”) to Pala Investments Limited (“Pala”) with a principal amount of up to $1,000,000 and with each advance under the Pala Note not to exceed $500,000. Pursuant to the Pala Note, BFAC agreed to repay the outstanding principal amount of the Pala Note on the earlier of (i) June 16, 2023 (as may be extended in accordance with the terms of the Pala Note) and (ii) the effective date of a business combination (the “Maturity Date”). At any time on or prior to the Maturity Date, Pala may elect to convert the outstanding principal balance and interest accrued on the Pala Note into warrants to purchase Class A ordinary shares of BFAC at a conversion price equal to $1.00 per warrant (the “Warrants”). The terms of such Warrants issued in connection with such conversion shall be identical to the private warrants issued by BFAC to Pala in connection with its initial public offering that closed on December 17, 2021. The Pala Note originally bore interest at a rate of ten percent (10.00%) per annum. In the event that BFAC does not consummate a business combination, the Pala Note will be repaid only from amounts remaining outside of BFAC’s trust account, if any.

On August 8, 2023, the Company and Pala amended and restated the Pala Note (the “A&R Pala Note”) to (i) distinguish between loans made for the purposes of funding (x) the Company’s working capital requirements (the “Pala Working Capital Loans”) and (y) the Company’s trust account to extend the Company’s deadline to complete its business combination (the “Pala Trust Extension Loans”), (ii) permit interest to accrue at a rate equal to twenty percent (20.00%) per annum, compounded annually, on any and all then-outstanding Pala Working Capital Loans, (iii) clarify that no interest shall accrue on the Pala Trust Extension Loans and (iv) clarify that up to $6,900,000 of Pala Trust Extension Loans may be converted into Warrants, subject to availability.

As previously disclosed on June 14, 2023, the Company issued an unsecured promissory note (the “Sponsor Note”) to Battery Future Sponsor LLC, a Delaware limited liability company (the “Sponsor”), in consideration of the Sponsor loaning the Company the necessary funds to extend the Company’s deadline to complete its business combination.

On July 31, 2023, the Company and the Sponsor amended and restated the Note (the “A&R Sponsor Note”) to (i) increase the aggregate principal amount available to be borrowed to up to $5,000,000, (ii) distinguish between loans made for the purposes of funding (x) the Company’s working capital requirements (“Sponsor Working Capital Loans”) and (y) the Company’s trust account to extend the Company’s deadline to complete its business combination (“Sponsor Trust Extension Loans”), and (iii) clarify that up to $6,900,000 of Sponsor Working Capital Loans and up to $1,500,000 Sponsor Trust Extension Loans, respectively, may be converted into Warrants, subject to availability.

Up to an aggregate of $6,900,000 of Pala Trust Extension Loans and Sponsor Trust Extension Loans may be converted into Warrants, and up to an aggregate of $1,500,000 of Pala Working Capital Loans and Sponsor Working Capital Loans may be converted into Warrants.

On August 8, 2023, the Company and the Sponsor amended and restated the A&R Note (the “Second A&R Sponsor Note”) to (i) permit interest to accrue at a rate equal to twenty percent (20.00%) per annum, compounded annually, on any and all then-outstanding Sponsor Working Capital Loans and (ii) clarify that no interest shall accrue on the Sponsor Trust Extension Loans.

The foregoing descriptions of the A&R Pala Note and Second A&R Sponsor Note are qualified in their entirety by reference to the A&R Pala Note and the Second A&R Sponsor Note, copies of which are attached as Exhibit 10.1 and Exhibit 10.2 hereto, respectively, and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 8.01.	Other Events.

On August 10, 2023, BFAC issued a press release (the “Press Release”), announcing that, on August 10, 2023, the Sponsor requested that BFAC extend the date by which BFAC has to consummate a business combination from August 17, 2023 to September 17, 2023 (the “Extension”). The Extension is the third of twelve one-month extensions permitted under BFAC’s Second Amended and Restated Memorandum and Articles of Association. In connection with such Extension, the Sponsor has notified BFAC that Pala intends to provide BFAC with a Pala Trust Extension Loan by causing an aggregate of $250,000 to be deposited into BFAC’s trust account on or before August 17, 2023. A copy of the press release is filed as Exhibit 99.1 hereto.

Cautionary Statement Regarding Forward-Looking Statements

This current report on Form 8-K includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, BFAC’s inability to complete an initial business combination within the required time period, and other risks and uncertainties indicated from time to time in filings with the U.S. Securities and Exchange Commission (the “SEC”), including BFAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 30, 2023, under the heading “Risk Factors,” and other documents BFAC has filed, or to be filed, with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. BFAC expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in BFAC’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

10.1	Amended and Restated Promissory Note dated as of August 8, 2023

10.2	Second Amended and Restated Promissory Note, dated August 8, 2023

99.1	Press Release, dated as of August 10, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BATTERY FUTURE ACQUISITION CORP.

	By:	/s/ Kristopher Salinger
	Name:	Kristopher Salinger
	Title:	Chief Financial Officer

Dated: August 10, 2023